Exhibit 99.1

EXECUTION COPY

AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF

EVERCORE LP

This Amendment No. 1 (the “Amendment”) to Second Amended and Restated Limited Partnership Agreement, dated as of July 27, 2009 (the “Existing Partnership Agreement” and collectively with the Amendment, as amended, supplemented or modified from time to time, the “Partnership Agreement”), of Evercore LP, a Delaware limited partnership (the “Partnership”), by and among Evercore Partners Inc., a Delaware corporation, as general partner of the Partnership (the “General Partner”), and the Limited Partners (as defined therein) of the Partnership, is made as of the 11th day of February, 2010. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Existing Partnership Agreement.

W I T N E S S E T H

WHEREAS, the General Partner desires to amend the Existing Partnership Agreement to reflect the creation and issuance of certain Class B-4 Units (the “New Class B Units”);

WHEREAS, this Amendment is adopted pursuant to Sections 7.01 and 11.12(a) of the Existing Partnership Agreement and the General Partner has determined that this Amendment is necessary or appropriate in connection with the creation and issuance of the New Class B Units;

WHEREAS, the General Partner intends to issue the New Class B Units pursuant to the Contribution and Exchange Agreement dated as of February 11, 2010 (as amended from time to time, the “Contribution and Exchange Agreement”) by and among the Partnership, the General Partner, TCP Holdco, L.P., a Delaware limited partnership (“TCP Holdco”) and certain other parties thereto;

WHEREAS, the New Class B Units are hereby created and established for issuance and entitled “Class B-4 Units” in accordance with and subject to the terms of the Partnership Agreement;

NOW, THEREFORE, the General Partner hereby amends the Existing Partnership Agreement as follows:

(1) Definitions. Article I of the Existing Partnership Agreement is hereby amended:

(a) by deleting the definition of “Class B Units” in its entirety and replacing it with the following:

“Class B Units” means, collectively, the Class B-1 Units, the Class B-2 Units, the Class B-3 Units and the Class B-4 Units.

(b) by deleting the words “the date of this Agreement” in each of the definitions of “Initial Founding Limited Partner Units”, “Initial Non-Founding Limited Partner”, “Initial Limited Partner”, “Initial Units”, “Initial Unvested Units” and “Vested Initial Units” and replacing them with the words “July 27, 2009”;

(c) by deleting the phrase “Founding Partners” in the definition of “Non-Founding Limited Partner” and replacing such phrase with the phrase “Founding Limited Partners and TCP Holdco”; and

(d) by adding the following definitions in proper alphabetical order:

“Class B-4 Units” means the Class B-4 Units of the Partnership representing the interests of the Partnership set forth in this Agreement.

“Class B-4 Units Change of Control Redemption” has the meaning set forth in Section 8.13.

“Class B-4 Units Five-Year Redemption” has the meaning set forth in Section 8.13.

“Class B-4 Units Reacquisition” has the meaning set forth in Section 8.13.

“Contribution and Exchange Agreement” means the Contribution and Exchange Agreement dated             ,     , as may be amended from time to time, by and among the Partnership, the General Partner, TCP Holdco and certain other parties thereto.

“Strategic Alliance Agreement” means the Strategic Alliance Agreement dated as of February 11, 2010 as may be amended from time to time, by and among the Partnership, Trilantic Capital Partners Associates IV L.P., Trilantic Capital Partners Associates IV (Parallel GP) L.P., Trilantic Capital Partners Associates IV (AIV GP) L.P. and certain other parties thereto.

“TCP Exchange Transaction” has the meaning set forth in Section 8.03(g).

“TCP Holdco” means TCP Holdco, L.P., a Delaware limited partnership.

(2) Article VIII. Article VIII of the Existing Partnership Agreement is hereby amended as follows:

(a) Section 8.01. Section 8.01 of the Existing Partnership Agreement is hereby amended by adding the following immediately after the end of Section 8.01(c):

(d) The Class B-4 Units shall not be subject to the vesting provisions contained in this Section 8.01 or the forfeiture or other provisions contained in Section 8.02.

(b) Section 8.03. Section 8.03 of the Existing Partnership Agreement is hereby amended:

(i) by deleting the words “clauses (b), (c), (d) and (e)” in the first sentence of Section 8.03(a) and replacing them with “clauses (b), (c), (d), (e) and (g)”;

(ii) by deleting all references to “the date of this Agreement” in Section 8.03(b) and replacing them with “July 27, 2009”; and

(iii) by adding the following immediately after the end of Section 8.03(f):

(g) Notwithstanding clause (a) above and except as otherwise agreed to in writing between the General Partner and TCP Holdco, (i) within thirty (30) days following the fifth anniversary of the date of this Amendment, (ii) within thirty (30) days following the date of a “Trilantic Adverse Determination Notice” (as such term is defined in the Strategic Alliance Agreement) in accordance with and subject to the terms of the Strategic Alliance Agreement, or (iii) at any other time if mutually agreed by the General Partner and TCP Holdco, unless the Class B-4 Units have previously been redeemed or reacquired by the Partnership pursuant to a Class B-4 Units Five-Year Redemption, a Class B-4 Units Change of Control Redemption or a Class B-4 Units Reacquisition in accordance with Section 8.13 hereof (or unless a “Redemption Right Notice” (as such term is defined in the Contribution and Exchange Agreement) has been delivered in accordance with Section 6.1 of the Contribution and Exchange Agreement or a “Trilantic Adverse Determination Notice” (as such term is defined in the Strategic Alliance Agreement) electing redemption has been delivered in accordance with Section 5.04 of the Strategic Alliance Agreement, but in each case, subject to any such redemption being consummated), TCP Holdco shall exchange all, but not less than all, of the Class B-4 Units issued pursuant to the Contribution and Exchange Agreement and owned by TCP Holdco for shares of Class A Common Stock pursuant to, and in accordance with, Article V of the Certificate of Incorporation or, if the General Partner and TCP Holdco shall mutually agree, Transfer such Class B-4 Units to the General Partner, the Partnership or any of its subsidiaries for other consideration (in each case, a “TCP Exchange Transaction”). Any Class A Common Stock received by TCP Holdco pursuant to the first sentence of this clause (g) shall be subject to lock-up periods, if any, imposed by the underwriters of any underwritten public offering of shares of Class A Common Stock no longer than those imposed upon the General Partner.

(h) Until the earlier of (x) the fifth anniversary of the date of this Amendment and (ii) consummation of a TCP Exchange Transaction permitted hereunder pursuant to Section 8.03(g), TCP Holdco may not

(i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise Transfer or dispose of, directly or indirectly, any Class B Units or Class A Common Stock or any securities convertible into or exercisable or exchangeable for Class B Units or Class A Common Stock, (ii) enter into any swap or other arrangement that Transfers to another, in whole or in part, any of the economic consequences of ownership of the Class B Units or Class A Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Class B Units or Class A Common Stock or such other securities, in cash or otherwise or (iii) publicly disclose the intention to do any of the foregoing without the prior written consent of the General Partner, which consent may be given or withheld, or made subject to such conditions (including, without limitation, the receipt of such legal opinions and other documents that the General Partner may require) as are determined by the General Partner, in each case in the General Partner’s sole discretion. For the avoidance of doubt, the General Partner hereby consents to Transfers by TCP Holdco expressly permitted by Section 8.03(g) or Section 8.13 of this Agreement.

(c) Section 8.04. Section 8.04 of the Existing Partnership Agreement is hereby amended by deleting all references to “the date of this Agreement” and replacing them with “July 27, 2009”.

(d) Section 8.05. Section 8.05 of the Existing Partnership Agreement is hereby amended by deleting the phrase “each Limited Partner” in the first sentence and replacing such phrase with the phrase “each Limited Partner (but solely for the purposes of this Section 8.05, the term “Limited Partner” shall not include TCP Holdco)”.

(e) Section 8.08. Section 8.08 of the Existing Partnership Agreement is hereby amended by deleting the phrase “(other than a Transfer in a Permitted Exchange)” in the first sentence of Section 8.08 and replacing such phrase with the phrase “(other than a Transfer in a Permitted Exchange or a TCP Exchange Transaction)”.

(f) Section 8.13. The following shall be added immediately after the end of Section 8.12:

Section 8.13. Redemption or Reacquisition of Class B-4 Units. Notwithstanding anything to the contrary contained in this Agreement, (a) following the fifth anniversary of the date of this Amendment, or at any other time if mutually agreed by the General Partner and TCP Holdco, TCP Holdco may require the Partnership to redeem all, but not less than all, of the Class B-4 Units in accordance with and subject to the terms of Section 6.1 of the Contribution and Exchange Agreement (a “Class B-4 Units Five-Year Redemption”), (b) following the delivery of a “Trilantic

Adverse Determination Notice” (as such term is defined in the Strategic Alliance Agreement) electing redemption in accordance with Section 5.04 of the Strategic Alliance Agreement, TCP Holdco may require the Partnership to redeem all, but not less than all, of the Class B-4 Units in accordance with and subject to the terms of Section 5.04 of the Strategic Alliance Agreement and Section 6.1 of the Contribution and Exchange Agreement (a “Class B-4 Units Change of Control Redemption”), (c) at any time, the Partnership shall reacquire all, but not less than all, of the Class B-4 Units in accordance with and subject to the terms of Section 9.1(b) of the Contribution and Exchange Agreement and Section 5.03(b) of the Strategic Alliance Agreement (a “Class B-4 Units Reacquisition”), and (d) immediately following any Class B-4 Units Five-Year Redemption, Class B-4 Units Change of Control Redemption or Class B-4 Units Reacquisition, as applicable, the Class B-4 Units so redeemed or reacquired shall be automatically cancelled by the Partnership and the Partnership shall amend the books and records of the Partnership to reflect such redemption or reacquisition.

(3) Continuation of Partnership Agreement. The Existing Partnership Agreement and this Amendment shall be read together and shall have the same force and effect as if the provisions of the Existing Partnership Agreement and this Amendment were contained in one document. Except as expressly amended or supplemented by this Amendment, the provisions of the Existing Partnership Agreement as in effect immediately prior to the execution hereof shall remain in full force and effect.

(4) Admission of Limited Partner. At Closing (as defined in the Contribution and Exchange Agreement), TCP Holdco will be admitted to the Partnership as a Limited Partner and the books and records of the Partnership shall be amended to reflect the issuance of the Class B-4 Units pursuant to the Contribution and Exchange Agreement, list the Class B-4 Units as vested and reflect the admission of TCP Holdco as a Limited Partner.

(5) Miscellaneous.

(a) This Amendment may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Copies of executed counterparts transmitted by telecopy or other electronic transmission service shall be considered original executed counterparts.

(b) This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware.

(c) If any term or other provision of this Amendment is held to be invalid, illegal or incapable of being enforced by any rule of Law, or public policy, all other conditions and provisions of this Amendment shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions is not affected in any manner materially adverse to any party. Upon a determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Amendment so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to the Existing Partnership Agreement as of the date first written above.

GENERAL PARTNER

EVERCORE PARTNERS INC.

/s/ Robert B. Walsh
By:	Robert B. Walsh
Title:	Chief Financial Officer

[Signature Page to Amendment No. 1]

EXECUTION COPY

Counterpart to

Second Amended and Restated Limited Partnership Agreement of Evercore LP

The undersigned hereby executes the Second Amended and Restated Limited Partnership Agreement of Evercore LP, dated as of July 27, 2009, as amended by Amendment No. 1 to the Second Amended and Restated Limited Partnership Agreement of Evercore LP, dated as of the date hereof (collectively, as amended, supplemented or modified from time to time, the “Partnership Agreement”) and hereby authorizes this signature page to be attached as a counterpart to the Partnership Agreement as if the undersigned had executed the Partnership Agreement as a limited partner. The undersigned hereby acknowledges and agrees that it previously has been furnished with the Partnership Agreement, including Amendment No. 1 thereto, and hereby agrees to be bound by the terms of the Partnership Agreement in its capacity as a limited partner of Evercore LP.

Effective as of February 11, 2010

TCP HOLDCO, L.P.

By:	Trilantic Capital Partners Associates MGP IV LLC, its general partner

By:	Trilantic Capital Partners Associates MPG IV LLC, its general partner

/s/ E. Daniel James
By:	E. Daniel James
Title:	Vice President